PARADIGM FUNDS Paradigm Value Fund (PVFAX) Paradigm Opportunity Fund (PFOPX) Paradigm Select Fund (PFSLX) Paradigm Micro-Cap Fund (PVIVX)

     Supplement dated September 12, 2014 to the Statement of Additional Information dated April 30, 2014

     The purpose of this Supplement is to provide you with information regarding the election of William P. Phelan as the Lead Independent Trustee of Paradigm Funds.

The third paragraph under “Trustees and Officers” on page 9 of Statement of Additional Information is deleted in its entirety and replaced with the following:

The Chairperson of the Board of Trustees is Candace King Weir, who is an “interested person” of the Trust, within the meaning of the 1940 Act, on the basis of her affiliation with the Funds and the Advisor. The Board has elected William P. Phelan to serve as Lead Independent Trustee. The Lead Independent Trustee is a spokesperson and principal point of contact for the Independent Trustees and is responsible for coordinating the activities of the Independent Trustees, including chairing the meetings of the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time. The use of an interested Chairperson balanced by an independent Audit Committee and a Lead Independent Trustee allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairperson balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Trustees.

The last paragraph on page 10 of Statement of Additional Information is replaced with the following:

William P. Phelan. Mr. Phelan has served as a Trustee since 2007 and has served as the Lead Independent Trustee since September 2014. He is the co-founder and Chief Executive Officer of Bright Hub, Inc., a software company founded in 2006, which is an online media company. Mr. Phelan has served as a director, member of the Finance Committee, and Chairman of the Investment Committee of CDPHP, a not-for-profit individual practice association model health maintenance organization since 2009. Mr. Phelan has also served as a director and Chairman of the Audit Committee of Mechanical Technology, Inc., which focuses on developing and commercializing off-the-grid rechargeable power sources for portable electronics since 2004. Since May 2004, Mr. Phelan has acted as Chairman and CEO of Chatham Capital Management, Inc. In addition, Mr. Phelan has held numerous executive positions at Fleet Equity Partners, Cowen & Company, and UHY Advisors Inc., formerly Urbach Kahn & Werlin, PC. Mr. Phelan has a B.A. in Accounting and Finance and an M.S. in Studies in Taxation. As a Certified Public Accountant, Mr. Phelan brings budgeting and financial reporting skills to the Board of Trustees, and serves as Chairman of the Trust’s Audit Committee.

This supplement, the Prospectus dated April 30, 2014, and the Statement of Additional Information dated April 30, 2014 provide the information a prospective investor ought to know before investing and should be retained for future reference. Each document has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-800-239-0732.